UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	May 1, 2006

Fiserv, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-14948	39-1506125
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

255 Fiserv Drive, Brookfield, Wisconsin 53045
(Address of principal executive offices, including zip code)

(262) 879-5000
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

        Fiserv, Inc. (the “Company”) entered into a Key Executive Employment and Severance Agreement (“KEESA”) with Alfred P. Moore effective May 1, 2006 in connection with his appointment as Corporate Executive Vice President and President, Fiserv Health Group. The KEESA provides that Mr. Moore is entitled to benefits if, within three years after a change in control of the Company (as defined in the KEESA), Mr. Moore’s employment is ended through (i) termination by the Company, other than by reason of death or disability or for cause (as defined in the KEESA) or (ii) termination by Mr. Moore for good reason (as defined in the KEESA). The benefits provided are (i) a cash termination payment of (a) two times the sum of Mr. Moore’s annual salary plus (b) his highest annual bonus during the three years before the change in control and (ii) continuation for up to three years of life, disability, hospitalization, medical and dental insurance coverage as in effect at the termination. The KEESA provides that if any portion of the benefits under the KEESA or any other agreement for Mr. Moore would constitute an “excess parachute payment” for purposes of the Internal Revenue Code, then Mr. Moore will have the option either to receive the total payments and pay the 20% excise tax imposed by the Internal Revenue code or to have the total payments reduced such that Mr. Moore will not be required to pay the excise tax. The foregoing description of the KEESA is qualified in its entirety by reference to the full text of the KEESA, a copy of which is filed by reference as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(10.1)	Key Executive Employment and Severance Agreement, effective May 1, 2006, between the Company and Alfred P. Moore (filed as Exhibit 10.4 to the Company’s Form 10-K dated February 27, 2002 and incorporated herein by reference (File No. 000-14948)).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.
Date: May 2, 2006	By: /s/ Kenneth R. Jensen
Kenneth R. Jensen
Senior Executive Vice President,
Chief Financial Officer, Treasurer and
Assistant Secretary

FISERV, INC.

Exhibit Index to Current Report on Form 8-K
Dated May 1, 2006

 Exhibit
Number

(10.1)	Key Executive Employment and Severance Agreement, effective May 1, 2006, between the Company and Alfred P. Moore (filed as Exhibit 10.4 to the Company’s Form 10-K dated February 27, 2002 and incorporated herein by reference (File No. 000-14948)).

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